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                                                                    EXHIBIT 23.2

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-37865, No. 333-82933, No. 33-91194,
No.333-77417, No. 333-43391, and No. 33-59256) of infoUSA, Inc. (formerly
American Business Information, Inc.) of our report dated June 5, 1998 relating to the financial statement of infoUSA, Inc. 401(k) Plan, which appears in this Form 11-K.


                                                /s/ PricewaterhouseCoopers LLP
                                                ------------------------------
                                                    PricewaterhouseCoopers LLP
Omaha, Nebraska
June 30, 2000